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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                              PATHWAYS GROUP, INC.
                     AGREEMENT OF PURCHASE AND SALE OF STOCK


            AMENDMENT NO. 1, dated as of July 3, 2000 (the "AMENDMENT"), to the Agreement of Purchase and Sale of Stock, dated as of April 6, 2000 (the "AGREEMENT"), by and between THE PATHWAYS GROUP, INC., a corporation organized under the laws of the State of Delaware ("PATHWAYS"), SMART CARD SOLUTIONS ACQUISITION, INC., a corporation organized under the laws of the State of Colorado (the "CORPORATION"), and SMART CARD SOLUTIONS, INC., a corporation organized under the laws of the State of Colorado, as the sole shareholder of the Corporation ("SHAREHOLDER").

                              W I T N E S S E T H:

            WHEREAS, Pathways, Shareholder and Corporation wish to amend the Agreement as indicated herein;

            NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

            1. DEFINITIONS. Except as otherwise defined herein, all capitalized terms used herein shall have the same respective meanings as in the Agreement.

            2. AMENDMENT OF RECITAL B. Recital B. of the Agreement is hereby amended to remove the reference to "Section 2.3.1." and to replace it with a reference to "Section 2.3.".

            3. AMENDMENT OF SECTION 2.3. Section 2.3 of the Agreement is hereby deleted, in its entirety, and the following is hereby substituted therefor:

                  "2.3 CONSIDERATION AT CLOSING. As full payment for the transfer of the Shares by Shareholder to Pathways, in accordance with the provisions of Section 8, (Closing Provisions) Pathways must deliver the following at closing or promptly thereafter One Million Nine Hundred Thousand (1,900,000) shares of Pathways' common stock, par value $0.01 per share ("Pathways Shares")."

            7. AMENDMENT OF SECTION 8. Section 8 of the Agreement is hereby deleted, in its entirety, and the following is hereby substituted therefor:

                  "8. CLOSING. The transfer of the Shares by Shareholder to Pathways ("Closing") will take place at the offices of Shareholder, 117 Aspen, Colorado 82611, at 10 a.m. local time, on or before August 21, 2000, or at such other time and place as place as the parties may agree to in writing (the "Closing Date")."


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            4.    AMENDMENT. The Agreement is hereby amended to remove each
reference to the term "Pathways Preferred Stock" (other than any such reference contained in Section 4.3) and to replace it with the term "Pathways Shares".

            5. AMENDMENT TO EXHIBIT E; DELETION OF EXHIBIT A. Exhibit E to the Agreement is amended to remove the term "Series B Preferred Stock" and to replace it with the term "Common Stock". Exhibit A is hereby deleted in its entirety.

            6. NO OTHER AMENDMENTS. Except as modified by this Amendment, the Agreement shall continue in full force and effect.

            7. CHOICE OF LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado, without regard to principles of conflict of laws.


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            8.    COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

            IN WITNESS WHEREOF, Pathways, Shareholder and the Corporation have caused this Amendment to be executed effective as of the date first above written.

                                    THE PATHWAYS GROUP, INC.



                                    By  /s/ Carey F. Daly, II
                                        ----------------------------------------
                                        Carey F. Daly, II
                                        President


                                    SMART CARD SOLUTIONS, INC.



                                    By  /s/ Jay Lussan
                                        ----------------------------------------
                                        Jay Lussan
                                        Chief Executive Officer


                                    SMART CARD SOLUTIONS ACQUISITION, INC.



                                    By  ________________________________________
                                         Name:
                                         Chief Executive Officer



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